SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  September 25, 1996

(Date of earliest event reported)

Commission File No.:  333-03574-01


First Union Residential Securitization Transactions, Inc.,
Home Equity Loan Asset-Backed Certificates, Series 1996-1 Trust

North Carolina (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

Applied For
(I.R.S. Employer Identification No.)

5325 Spectrum Drive
Frederick, Maryland                                               21703
(Address of principal executive offices)                         (Zip Code)


(301) 696-7800
Registrant's Full Telephone Number


(Former name, former address and former fiscal year,
               if changed since last report)

ITEM 5.  Other Events

On September 25, 1996 a distribution was made to holders of First Union Residential Securitization Transactions, Inc.,
Home Equity Loan Asset-Backed Certificates, Series 1996-1 Trust

ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Home Equity Loan
               Asset-Backed Certificates, Series 1996-1 Trust, relating to the September 25, 1996 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Union Residential Securitization Transactions, Inc.
Home Equity Loan Asset-Backed Certificates, Series 1996-1 Trust


September 27, 1996  by Norwest Bank Minnesota, N.A.
                       as Trustee
                       /s/ Sherri J. Sharps
                       Vice President


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Home Equity Loan
               Asset-Backed Certificates, Series 1996-1 Trust, relating to the September 25, 1996 distribution